HIT’s Performance Tops Benchmark by Record
Margin in 1st Quarter; HIT Ranks in ‘Top 10’

The first quarter of 2009 was the best ever for the AFL-CIO Housing Investment Trust relative to its benchmark, at a time when the economy continued to struggle and equity markets suffered huge losses.

The HIT outperformed the Barclays Capital Aggregate Bond Index by 2.58 percentage points on a gross basis and 2.46 percentage points on a net basis for the three-month period ending March 31, 2009. The HIT’s gross return for the quarter was 2.69%, and its net return was 2.57%, compared to a return of only 0.12% for the Barclays Aggregate. The HIT’s three-month return represented an annualized return of 11.22% gross and 10.70% net. The competitive performance has continued into the second quarter, as seen in the table below. (See pages 2 and 3 for more on the HIT’s performance and the factors that contributed to it in these unusual market conditions.)

The HIT’s superior performance over longer periods was recognized by Morningstar, which ranked the HIT as one of the nation’s top 10 performers in its class for the one- and five-year periods ending March 31, 2009. The HIT placed number three for the one-year period and number four for the five-year period in the category of U.S. intermediate duration collective trusts. Pensions & Investments reported the “Top 10 Managers” rankings on May 4. An explanation of the Morningstar rankings appears on page 3.

The HIT’s strong performance came even as the U.S. economy weakened further and equity markets recorded significant losses. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index posted negative returns of –11.7%, –13.3% and –3.1%, respectively, for the first quarter, and –39.7%, –38.0 % and –32.9%, respectively, for the one-year period ending March 31.

“The HIT’s approach to investing in high credit quality fixed-income securities continues to serve investors well,” said HIT Executive Vice President and Chief Portfolio Manager Chang Suh. “By prudently seeking relative value in multifamily mortgage securities, the HIT has generated significant collateral benefits in the form of jobs and housing in addition to its superior returns.”

Performance Commentary, First Quarter 2009

The AFL-CIO Housing Investment Trust continued to outperform its benchmark by record amounts and earn positive returns for its investors during the first quarter of 2009. As discussed on page 1, the HIT’s strong performance contrasted with the negative returns of major U.S. markets during this period, which resulted in substantial losses and underperformance for most investment funds. The HIT continues prudently to provide excellent diversification for its investors.

Higher Quality Assets Outperformed

A number of factors contributed to the HIT’s strong first quarter performance relative to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), in these unusual market conditions. Spreads on government and agency quality multifamily mortgage-backed securities (MBS) tightened significantly during the period. Spreads to Treasuries on these multifamily MBS tightened by approximately 90 basis points to 125 basis points due to the increase in market participants’ interest in buying assets with positive yield spreads, high credit quality and predictable cash flows. As an ongoing part of its strategy, the HIT portfolio overweights multifamily MBS issued, guaranteed or insured by the U.S. government or a government-sponsored enterprise (GSE). These high credit quality multifamily securities have historically offered relative value compared to other fixed-income spread products. Swap spreads also tightened by over 15 basis points for both two- and 10-year maturities.

Following a terrible year in 2008, corporate bond performance continued to lag Treasuries during the quarter, underperforming similar maturity Treasuries by 21 basis points. The HIT does not invest in corporate bonds, which contributed to its strong performance versus the benchmark. Corporate bonds represented 17.4% of the Barclays Aggregate at the end of March.

Agency single family MBS continued to perform well, exceeding Treasuries by 172 basis points during the quarter. This sector’s outperformance was driven completely by the government’s MBS buying program, designed to keep mortgage rates low, which removed as much agency MBS from the market as total new issuances had added. The government bought a net $302.8 billion of agency MBS; the gross 30-year MBS issuance was $302.7 billion during the quarter. On March 18, 2009, the Federal Reserve announced it would buy up to $1.25 trillion of agency MBS in 2009, an increase of $750 billion over the level announced in late 2008. The HIT was slightly underweighted to agency MBS during the quarter, relative to the benchmark.

By following its strategy of focusing on high credit quality securities, particularly government/agency multifamily MBS, the HIT once again delivered competitive performance while minimizing the risk of principal loss and provided much needed diversification for its investors. Because the HIT does not employ leverage through borrowing, it does not have margin call risk or refinancing risk. Furthermore, the HIT has never used derivatives and has never invested in securities backed by subprime or Alt-A mortgages.

Outlook and Opportunities

The U.S. economy is expected to continue to experience weakness due to rising levels of unemployment, stressed commercial and residential real estate markets and continued concerns about the condition of the U.S. and global financial systems. Household wealth and real income will suffer, continuing to stress consumer spending and consumption – the main drivers of economic health. The U.S. government has indicated its intent to continue efforts to spur growth through fiscal and monetary actions. Economic fundamentals are likely to remain weak, and interest rates are expected to remain relatively low; however, the mountain of Treasury supply should keep rates from falling significantly. Interest rate risk neutrality is prudent at this time.

In a challenging economy, we expect there will be opportunities for the HIT to provide financing for affordable housing projects that create good union jobs.

Developers are seeking the stable programs of the Federal Housing Administration (FHA) to meet the demand for new apartment units. With over 40 years of experience in sourcing and investing in FHA multifamily mortgage investments, the HIT intends to work with its housing development network in each market and is well-positioned to capture transactions that meet its investment and labor requirements.

During the first quarter, wider spreads for multifamily MBS caused these investments to become much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT is actively working to raise capital from investors to fund the expected increase in FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality and neutral interest rate risk as compared to the benchmark.

The HIT’s success positions it to provide much-needed capital for projects that create good union jobs as well as affordable and workforce housing. By investing in the HIT, pension funds contribute to their own financial security while creating a pro-union economic stimulus.

ABOUT THE ‘TOP 10’ MORNINGSTAR RANKINGS

The “Top 10 Managers” rankings reported on page 1 were provided to Pensions & Investments by Morningstar based on Morningstar’s Principia Separate Account database. Morningstar compared fixed-income investment vehicles with a similar risk profile. The rankings include funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The rankings compare 49 funds for the one-year period and 41 funds for the five-year period, based on performance results self-reported to Morningstar. The rankings are based on gross returns for the one- and five-year periods ended March 31, 2009, and reflect no deduction for expenses. Please see the HIT net performance data above, which does reflect deductions for expenses. The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20090504/CHART/305049946/-1/TOPPERFORMINGMANAGERS

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. The particular factors contributing to the HIT’s first quarter performance may not be repeated in subsequent quarters. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.

Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at

www.aflcio-hit.com. The prospectus should be read carefully before investing.

This newsletter contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 1, 2009, unless otherwise noted.

HIT Welcomes New COO, General Counsel

Helen R. Kanovsky Accepts Post at HUD -- Helen R. Kanovsky has left her position as Chief Operating Officer and General Counsel of the HIT to become General Counsel of the U.S. Department of Housing and Urban Development. HIT CEO Steve Coyle said, “I speak for all of us here at the HIT in expressing our thanks and deepest appreciation for Helen’s many contributions to the growth and success of the fund during her 12 years with us.”

“I’m proud of my many years at the HIT,” Kanovsky told members of the Senate Committee on Banking, Housing, and Urban Affairs during her confirmation hearing in April. “Only government service would entice me to leave.”

Theodore S. Chandler Named Chief Operating Officer -- Theodore S. Chandler of Sierra Madre, California, has joined the HIT as Chief Operating Officer. Chandler has over 20 years of experience in housing finance and community development, including 15 years with Fannie Mae and six years with the Boston Redevelopment Authority (BRA). He served most recently as Vice President of marketing for Fannie Mae’s Western Regional Office in Pasadena, where his work included managing relationships with national mortgage banking customers. Previously at Fannie Mae he served as Vice President of housing and community development for the western region and as Director of the Boston Partnership Office. Chandler holds a Bachelor’s degree from Harvard College and a Juris Doctor degree from Stanford University Law School.

Saul A. Schapiro Is New General Counsel -- Saul A. Schapiro of Boston brings to the position of HIT General Counsel over three decades of legal, financial and real estate experience, including more than 20 years as outside counsel to the Boston Redevelopment Authority (BRA). He advised the BRA on a wide variety of housing and development issues including preservation and production of low- and moderate-income housing, application of fair housing laws, development of innovative programs to empower local community groups, and negotiation of successful development strategies for city land parcels. As periodic counsel to the HIT for the last ten years, Schapiro has assisted the HIT to carry out its mission of investing in affordable housing. He has a B.A. from City College of the City University of New York and received his Juris Doctor degree from Harvard University Law School.

“Ted and Saul share the HIT’s commitment to improving the lives of working families,” said Coyle. “They each bring significant working knowledge of affordable housing finance that will be valuable to the operations of the Trust.”

HIT CHAIRMAN IS RECIPIENT OF 2009 VISIONARY AWARD

Richard Ravitch, Chairman of the Board of the HIT, was honored with a 2009 Visionary Award from Urban Agenda, a New York City public policy organization.

The award recognizes individuals who have promoted “far-sighted change” to make New York a more sustainable city, and the honorees are described as “champions of social justice, economic vitality and environmental stewardship.”

The award was presented on May 13 at the headquarters of Service Employees International Union (SEIU) 32BJ. Also honored were Michael P. Fishman, President of SEIU 32BJ, and David Jones, President and CEO of the Community Service Society of New York

STAFF PARTICIPATES IN COUNCIL OF INSTITUTIONAL INVESTORS SPRING MEETING

The HIT’s Chang Suh and Lesyllee White took part in the public fund trustees’ roundtable at the spring meeting of the Council of Institutional Investors (CII) in Washington, DC. Among the critical issues addressed at the meeting were the global credit crisis, corporate governance, what’s next for financial markets, and ways to boost the U.S. and overseas economies while restoring confidence in the integrity of the financial markets. Suh and White were invited to make a presentation at the roundtable by Daniel Pedrotty, Director of the AFL-CIO Office of Investment.

Suh, HIT Executive Vice President and Chief Portfolio Manager, spoke about the important role of high credit quality investments in a pension plan’s portfolio. The HIT’s strategy of investing in high credit quality assets has allowed it to earn consistent positive returns even as major stock market indices have fallen, he told the roundtable participants.

“The HIT is committed to safeguarding the retirement future of millions of American workers and their families – a huge responsibility, especially given the current financial crisis,” said White, who is Director of Marketing for the HIT. “We were happy to have an opportunity to tell pension plan trustees about the HIT’s prudent approach to investment, which has helped improve the bottom line and financial security of pension funds while also creating family-supporting union jobs, expanding the supply of affordable and workforce housing and providing a stimulus to the private-sector economy.”

BOSTON PROJECT LANDS 2009 TERNER PRIZE FOR AFFORDABLE HOUSING INNOVATION

Maverick Landing, an affordable housing project financed by the HIT in East Boston, is the 2009 winner of the I. Donald Terner Prize. The award recognizes successful and innovative affordable housing projects and their leadership teams. The Maverick Landing project redeveloped a severely distressed public housing development in the East Boston waterfront area.

“The Terner Prize showcases the leadership required to overcome the many obstacles to building affordable housing,” said Prize Chair Doug Abbey. He added that the prize recognizes “innovation in design, construction, financing, impact on residents’ lives and building thriving communities.”

The award calls Maverick Landing a model for projects funded through HUD’s HOPE VI program and credits it with being “Massachusetts’ first green, affordable multifamily housing development, adhering to ‘healthy homes’ principles and achieving LEED certification.”

The HIT provided over $2 million in financing for the third phase of Maverick Landing. This phase replaced deteriorated housing with 92 mixed-income rental units, of which 71 are designated as affordable units.

“The HIT brings quality affordable housing, union construction jobs and community development to Massachusetts through projects like Maverick Landing,” says Paul Barrett, director of the HIT’s Boston office. “We’re very pleased this successful project has been recognized with this award.”

The Terner Prize was established to commemorate the work of Don Terner, president of the nonprofit BRIDGE Housing group, who died in a plane crash in 1996 during a humanitarian mission to Bosnia.

In addition to winning this recognition, Maverick Landing is one of five affordable housing communities to win the 2008 Communities of Quality Award from the National Affordable Housing Management Association. The project was recognized for its “Outstanding Turnaround of a Troubled Property.”

HIT-Financed Housing Projects Open Their

Doors to Residents

our projects financed by the HIT celebrated grand openings this spring. These projects represent over 250 new units of housing, 83% of which are much-needed affordable units that are available to low- and moderate-income residents. With total development costs of $76 million, the projects created approximately 520 jobs for members of the building and construction trades.

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle

Chief Executive Officer

Theodore S. Chandler

Chief Operating Officer

Erica Khatchadourian

Chief Financial Officer

Chang Suh

Executive Vice President

and Chief Portfolio Manager

Saul A. Schapiro

General Counsel

Debbie Cohen

Chief Development Officer

Stephanie H. Wiggins

Chief Investment Officer – Multifamily Finance

Marcie Cohen

Senior Vice President and Director of

Workforce Housing

Lesyllee White

Director of Marketing

National Office

2401 Pennsylvania Avenue, NW

Suite 200

Washington, DC 20037

(202) 331-8055

New York City Office

Carol Nixon, Director

1270 Avenue of the Americas, Suite 210

New York, NY 10020

(212) 554-2750

Boston Office

Paul Barrett,Director

655 Summer Street

Boston, MA 02210

(617) 261-4444

Western Regional Office

Liz Diamond, Director

235 Montgomery Street, Suite 1001

San Francisco, CA 94104

(415) 433-3044

www.aflcio-hit.com